Exhibit 99.1

Media contacts:			Investor/analyst contact:
Caroline Boren	-or-	Bill Coniff	Shannon Alberts
Alaska Airlines		Horizon Air	Alaska Air Group
(206) 392-5101		(206) 392-0285	(206) 392-5218

FOR IMMEDIATE RELEASE                                                                                                                                                           July 23, 2009

ALASKA AIR GROUP REPORTS SECOND QUARTER RESULTS

Second Quarter Financial and Other Highlights:

•
Net income excluding special items was $26.5 million, or $0.72 per diluted share, compared to a net loss excluding special items of $14.1 million, or $0.39 per share, in the second quarter of 2008. This compares to a First Call mean estimate of $0.53 per share.

•	Net income under Generally Accepted Accounting Principles (GAAP) of $29.1 million, or $0.79 per diluted share, compared to net income of $63.1 million, or $1.74 per diluted share, in 2008.
•	$1.1 billion in unrestricted cash and marketable securities as of June 30, 2009.
•	Alaska ranked “Highest in Customer Satisfaction Among Traditional Network Carriers” in 2009 by J.D. Power and Associates for the second year in a row.
•	Alaska was No. 1 in U.S. Department of Transportation on-time performance in April and May among major network carriers.

    SEATTLE — Alaska Air Group, Inc. (NYSE: ALK) today reported second quarter 2009 net income of $29.1 million, or $0.79 per diluted share, compared to net income of $63.1 million, or $1.74 per diluted share, in the second quarter of 2008. Excluding Alaska’s new pilot contract transition costs of $35.8 million ($22.3 million after tax or $0.61 per diluted share) and mark-to-market fuel hedge gains of $39.8 million ($24.9 million after tax or $0.68 per diluted share), the company reported net income of $26.5 million, or $0.72 per diluted share, compared to a net loss of $14.1 million, or $0.39 per share, excluding special items in the second quarter of 2008.

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Alaska Air Group Chairman and Chief Executive Officer Bill Ayer said the quarter’s earnings were shaped by a steep decline in fuel prices, network adjustments and employees’ hard work and attention to customers. “We’ve made significant changes at both airlines over many years,” said Ayer. “While there’s more to do, we’re seeing clear signs that what we’re doing is working.”  He noted that he expects the economy to be very challenging for the foreseeable future. The company plans to maintain a healthy level of cash with a continued focus on improving revenues and reducing costs.

The following table summarizes the company’s net income (loss) and earnings per diluted share (EPS) during the second quarters of 2009 and 2008 excluding one-time pilot contract costs, fleet transition costs and adjustments to reflect the timing of gain or loss recognition resulting from mark-to-market fuel-hedge accounting as reported in accordance with GAAP (in millions except per-share amounts):
	Three months ended June 30,
	2009		2008
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income (loss) and diluted EPS, excluding new pilot contract transition costs, fleet transition costs and mark-to-market hedging adjustments	$26.5	$0.72	$(14.1)	$(0.39)
New pilot contract transition costs, net of tax	(22.3)	(0.61)	---	---
Fleet transition costs – MD-80, net of tax	---	---	(16.3)	(0.45)
Fleet transition costs – CRJ-700, net of tax	---	---	(3.8)	(0.11)
Adjustments to reflect the timing of gain recognition resulting from mark-to-market fuel-hedge accounting, net of tax	24.9	0.68	97.3	2.69
Reported GAAP amounts	$29.1	$0.79	$63.1	$1.74

Summary statistical and financial data for Alaska and Horizon are shown below:

Alaska Airlines
	Three months ended June 30,
	2009		2008	Change
Mainline revenue passenger miles - "RPMs" (000,000)	4,613		4,872	(5.3)%
Mainline available seat miles - "ASMs" (000,000)	5,852		6,238	(6.2)%
Mainline passenger load factor	78.8%		78.1%	0.7	pts
Mainline revenue passengers (000)	3,983		4,425	(10.0)%
Mainline passenger revenue per ASM	10.30	¢	10.94 ¢	(5.9)%
Mainline cost per ASM, excluding fuel and special items	8.22	¢	7.49 ¢	9.7%
Pretax income on a GAAP basis (in millions)	$ 42.1		$ 87.3	$ (45.2)
Pretax income (loss) adjusted for special items (in millions)	$ 44.9		$ (15.6)	$ 60.5
On-time arrivals as reported to U.S. Dept. of Transportation	84.9%		79.9%	5.0	pts

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Horizon Air	Three months ended June 30,
	2009	2008	Change
RPMs (000,000)	609	695	(12.4)%
ASMs (000,000)	828	944	(12.3)%
Passenger load factor	73.6%	73.6%	(0.0)	pts
Revenue passengers (000)	1,694	1,913	(11.4)%
Passenger revenue per ASM	18.74 ¢	19.75 ¢	(5.1)%
Cost per ASM, excluding fuel and special items	15.18 ¢	14.40 ¢	5.4%
Pretax income on a GAAP basis (in millions)	$ 6.5	$ 12.6	$ (6.1)
Pretax loss adjusted for special items (in millions)	$ (0.3)	$ (7.7)	$ 7.4
On-time arrivals as reported to U.S. Dept. of Transportation	88.8%	87.7%	1.1	pts

Financial and statistical data for Alaska Airlines and Horizon Air, as well as a reconciliation of the reported non-GAAP financial measures, can be found in the accompanying tables. A glossary of financial terms can be found at the end of this release.

A conference call regarding the second quarter 2009 results will be simulcast via the Internet at 8:30 a.m. Pacific time on July 23, 2009. It can be accessed through the company’s Web site at alaskaair.com/investors. For those unable to listen to the live broadcast, a replay will be available after the conclusion of the call at alaskaair.com/investors.

References in this news release to “Air Group,” “company,” “we,” “us” and “our” refer to Alaska Air Group, Inc. and its subsidiaries, unless otherwise specified. Alaska Airlines, Inc. and Horizon Air Industries, Inc. are referred to as “Alaska” and “Horizon,” respectively, and together as our “airlines.”

This news release contains forward-looking statements subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements relate to future events and involve known and unknown risks and uncertainties that may cause actual outcomes to be materially different from those indicated by any forward-looking statements. For a comprehensive discussion of potential risk factors, see Item 1A of the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2008. Some of these risks include current economic conditions, increases in operating costs including fuel, competition, labor costs and relations, our significant indebtedness, inability to meet cost reduction goals, terrorist attacks, seasonal fluctuations in our financial results, an aircraft accident, changes in laws and regulations, and government fees and taxes. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed therein. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We expressly disclaim any obligation to publicly update or revise any forward-looking statements after the date of this report to conform them to actual results. Over time, our actual results, performance or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such differences might be significant and materially adverse.

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# # #

Alaska Airlines and Horizon Air, subsidiaries of Alaska Air Group (NYSE: ALK), together serve more than 90 cities through an expansive network in Alaska, the Lower 48, Hawaii, Canada and Mexico. Alaska Airlines ranked “Highest in Customer Satisfaction Among Traditional Network Carriers” in the J.D. Power and Associates 2008 and 2009 North America Airline Satisfaction StudiesSM.  For reservations, visit alaskaair.com. For more news and information, visit the Alaska Airlines/Horizon Air Newsroom at alaskaair.com/newsroom.

Alaska Air Group, Inc.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,

(in millions, except per share amounts)	2009	2008	% Change	2009	2008	% Change
Operating Revenues:
Passenger	$757.2	$863.5	(12.3)	$1,441.3	$1,639.2	(12.1)
Freight and mail	25.2	27.7	(9.0)	44.6	49.9	(10.6)
Other - net	61.5	39.6	55.3	100.4	81.2	23.6
Total Operating Revenues	843.9	930.8	(9.3)	1,586.3	1,770.3	(10.4)

Operating Expenses:
Wages and benefits	247.1	234.4	5.4	493.1	479.1	2.9
Variable incentive pay	18.9	5.1	270.6	28.2	8.7	224.1
Aircraft fuel, including hedging gains and losses	128.4	182.0	(29.5)	286.1	464.0	(38.3)
Aircraft maintenance	59.6	54.2	10.0	119.3	112.2	6.3
Aircraft rent	39.1	42.3	(7.6)	77.1	85.9	(10.2)
Landing fees and other rentals	54.4	56.9	(4.4)	108.6	112.9	(3.8)
Contracted services	36.8	43.6	(15.6)	75.2	88.1	(14.6)
Selling expenses	35.3	44.1	(20.0)	60.3	78.6	(23.3)
Depreciation and amortization	53.9	51.5	4.7	106.7	100.8	5.9
Food and beverage service	12.4	13.4	(7.5)	24.0	25.7	(6.6)
Other	50.3	61.5	(18.2)	107.1	118.7	(9.8)
New pilot contract transition costs	35.8	-	NM	35.8	-	NM
Fleet transition costs - MD-80	-	26.0	NM	-	26.0	NM
Fleet transition costs - CRJ-700	-	6.1	NM	-	6.1	NM
Fleet transition costs - Q200	5.2	3.2	62.5	10.0	9.0	11.1
Total Operating Expenses	777.2	824.3	(5.7)	1,531.5	1,715.8	(10.7)
Operating Income	66.7	106.5		54.8	54.5

Nonoperating Income (Expense):
Interest income	7.8	10.5		16.1	20.8
Interest expense	(25.1)	(25.0)		(51.9)	(48.4)
Interest capitalized	1.8	6.1		4.6	12.6
Other - net	(3.5)	0.1		(5.5)	0.3
	(19.0)	(8.3)		(36.7)	(14.7)
Income before income tax	47.7	98.2		18.1	39.8
Income tax expense	18.6	35.1		8.2	14.0
Net Income	$29.1	$63.1		$9.9	$25.8

Basic Earnings Per Share:	$0.80	$1.75		$0.27	$0.71
Diluted Earnings Per Share:	$0.79	$1.74		$0.27	$0.70
Shares Used for Computation:
Basic	36.354	36.059		36.340	36.542
Diluted	36.591	36.255		36.742	36.876

Alaska Air Group, Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(in millions)	June 30, 2009	December 31, 2008

Cash and marketable securities	$1,122	$1,077

Total current assets	1,594	1,509
Property and equipment-net	3,154	3,168
Other assets	193	159
Total assets	$4,941	$4,836

Current liabilities	$1,340	$1,361
Long-term debt	1,670	1,596
Other liabilities and credits	1,243	1,217
Shareholders' equity	688	662
Total liabilities and shareholders' equity	$4,941	$4,836

Debt to Capitalization, adjusted for operating leases	80%:20%	81%:19%

Number of common shares outstanding	35.741	36.275

Air Group Net Income (Loss) and EPS Reconciliation:

The following table summarizes Alaska Air Group, Inc.'s net income (loss) and amounts per diluted share during 2009 and 2008 excluding adjustments for new pilot contract transition costs, certain fleet transition costs and to reflect the timing of gain or loss recognition resulting from mark-to-market fuel-hedge accounting as reported in accordance with GAAP (in millions except per share amounts):

	Three Months Ended June 30,
	2009		2008
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income (loss) and diluted EPS, excluding mark-to-market hedging adjustments, new pilot contract transition costs, and MD-80 and CRJ-700 fleet transition costs	$26.5	$0.72	$(14.1)	$(0.39)
New pilot contract transition costs, net of tax	(22.3)	(0.61)	-	-
Fleet transition costs - MD-80, net of tax	-	-	(16.3)	(0.45)
Fleet transition costs - CRJ-700, net of tax	-	-	(3.8)	(0.11)
Adjustments to reflect the timing of gain recognition resulting from mark-to-market fuel-hedge accounting, net of tax	24.9	0.68	97.3	2.69
Reported GAAP amounts	$29.1	$0.79	$63.1	$1.74

	Six Months Ended June 30,
	2009		2008
	Dollars	Diluted EPS	Dollars	Diluted EPS

Net income (loss) and diluted EPS, excluding mark-to-market hedging adjustments, new pilot contract transition costs, and MD-80 and CRJ-700 fleet transition costs	$1.1	$0.03	$(51.8)	$(1.42)
New pilot contract transition costs, net of tax	(22.3)	(0.61)	-	-
Fleet transition costs - MD-80, net of tax	-	-	(16.3)	(0.44)
Fleet transition costs - CRJ-700, net of tax	-	-	(3.8)	(0.10)
Adjustments to reflect the timing of gain recognition resulting from mark-to-market fuel-hedge accounting, net of tax	31.1	0.85	97.7	2.66
Reported GAAP amounts	$9.9	$0.27	$25.8	$0.70

Alaska Airlines Financial and Statistical Data

	Three Months Ended June 30,						Six Months Ended June 30,

Financial Data (in millions):	2009		2008		% Change		2009		2008		% Change
Operating Revenues:
Passenger	$602.5		$682.7		(11.7)		$1,142.3		$1,290.0		(11.4)
Freight and mail	24.2		26.6		(9.0)		42.5		47.9		(11.3)
Other - net	54.9		33.3		64.9		88.1		67.7		30.1
Total mainline operating revenues	681.6		742.6		(8.2)		1,272.9		1,405.6		(9.4)
Passenger - purchased capacity	67.7		77.8		(13.0)		129.5		148.2		(12.6)
Total Operating Revenues	749.3		820.4		(8.7)		1,402.4		1,553.8		(9.7)

Operating Expenses:
Wages and benefits	198.4		184.3		7.7		395.8		376.4		5.2
Variable incentive pay	16.1		3.3		387.9		23.2		5.9		293.2
Aircraft fuel, including hedging gains and losses	107.4		151.2		(29.0)		239.3		384.9		(37.8)
Aircraft maintenance	46.6		37.4		24.6		92.9		79.5		16.9
Aircraft rent	28.1		27.9		0.7		54.6		56.1		(2.7)
Landing fees and other rentals	40.6		42.7		(4.9)		81.4		84.6		(3.8)
Contracted services	28.4		33.9		(16.2)		58.9		68.6		(14.1)
Selling expenses	28.3		36.0		(21.4)		47.4		62.5		(24.2)
Depreciation and amortization	44.2		41.6		6.3		87.5		80.4		8.8
Food and beverage service	11.9		12.6		(5.6)		22.9		24.3		(5.8)
Other	38.5		47.4		(18.8)		81.3		89.2		(8.9)
New pilot contract transition costs	35.8		-		NM		35.8		-		NM
Fleet transition costs - MD-80	-		26.0		NM		-		26.0		NM
Total mainline operating expenses	624.3		644.3		(3.1)		1,221.0		1,338.4		(8.8)
Purchased capacity costs	68.9		84.5		(18.5)		131.6		161.2		(18.4)
Total Operating Expenses	693.2		728.8		(4.9)		1,352.6		1,499.6		(9.8)

Operating Income	56.1		91.6				49.8		54.2

Interest income	9.5		12.3				19.6		25.4
Interest expense	(22.1)		(22.2)				(45.1)		(44.0)
Interest capitalized	1.8		5.4				4.3		11.3
Other - net	(3.2)		0.2				(4.8)		0.6
	(14.0)		(4.3)				(26.0)		(6.7)

Income Before Income Tax	$42.1		$87.3				$23.8		$47.5

Mainline Operating Statistics:
Revenue passengers (000)	3,983		4,425		(10.0)		7,556		8,505		(11.2)
RPMs (000,000) "traffic"	4,613		4,872		(5.3)		8,792		9,398		(6.4)
ASMs (000,000) "capacity"	5,852		6,238		(6.2)		11,372		12,322		(7.7)
Passenger load factor	78.8%		78.1%		0.7	pts	77.3%		76.3%		1.0	pts
Yield per passenger mile	13.06	¢	14.01	¢	(6.8)		12.99	¢	13.73	¢	(5.3)
Operating revenue per ASM	11.65	¢	11.90	¢	(2.2)		11.19	¢	11.41	¢	(1.9)
Passenger revenue per ASM	10.30	¢	10.94	¢	(5.9)		10.04	¢	10.47	¢	(4.1)
Operating expense per ASM	10.67	¢	10.33	¢	3.3		10.74	¢	10.86	¢	(1.1)
Operating expense per ASM excluding fuel, new pilot contract transition costs and fleet transition costs(a)	8.22	¢	7.49	¢	9.7		8.32	¢	7.53	¢	10.5
GAAP fuel cost per gallon	$1.41		$1.75		(19.4)		$1.60		$2.23		(28.3)
Economic fuel cost per gallon (b)	$1.84		$3.24		(43.2)		$1.88		$2.98		(36.9)
Fuel gallons (000,000)	76.5		86.4		(11.5)		149.8		172.3		(13.1)
Average number of full-time equivalent employees	8,937		9,880		(9.5)		8,979		9,881		(9.1)
Aircraft utilization (blk hrs/day)	9.9		10.9		(9.2)		9.9		10.8		(8.3)
Average aircraft stage length (miles)	1,020		974		4.7		1,018		971		4.8
Operating fleet at period-end	116		115		1	a/c	116		115		1	a/c

Regional Operating Statistics:
RPMs (000,000)	264		302		(12.6)		479		569		(15.8)
ASMs (000,000)	359		399		(10.0)		675		762		(11.4)
Passenger load factor	73.5%		75.7%		(2.2	) pts	71.0%		74.7%		(3.7	) pts
Yield per passenger mile	25.64	¢	25.76	¢	(0.5)		27.04	¢	26.05	¢	3.8
Operating revenue per ASM	18.86	¢	19.50	¢	(3.3)		19.19	¢	19.45	¢	(1.4)
Operating expenses per ASM	19.19	¢	21.18	¢	(9.4)		19.50	¢	21.15	¢	(7.8)

NM = Not Meaningful

(a) See page 10 for a reconciliation of these non-GAAP measures and a discussion about why these measures may be important to investors.
(b) See page 12 for a reconciliation of economic fuel cost.

Horizon Air Financial and Statistical Data

	Three Months Ended June 30,						Six Months Ended June 30,

Financial Data (in millions):	2009		2008		% Change		2009		2008		% Change
Operating Revenues:
Passenger - brand flying	$91.7		$107.7		(14.9)		$178.3		$210.4		(15.3)
Passenger - capacity purchase arrangements (a)	63.5		78.7		(19.3)		121.3		150.1		(19.2)
Total passenger revenue	155.2		186.4		(16.7)		299.6		360.5		(16.9)
Freight and mail	0.6		0.7		(14.3)		1.3		1.3		-
Other - net	2.1		1.8		16.7		3.8		4.3		(11.6)
Total Operating Revenues	157.9		188.9		(16.4)		304.7		366.1		(16.8)

Operating Expenses:
Wages and benefits	46.2		48.6		(4.9)		92.6		99.3		(6.7)
Variable incentive pay	2.8		1.8		55.6		5.0		2.8		78.6
Aircraft fuel, including hedging gains and losses	21.0		30.8		(31.8)		46.8		79.1		(40.8)
Aircraft maintenance	13.0		16.8		(22.6)		26.4		32.7		(19.3)
Aircraft rent	11.0		14.4		(23.6)		22.5		29.8		(24.5)
Landing fees and other rentals	14.1		14.5		(2.8)		27.8		28.9		(3.8)
Contracted services	7.9		6.9		14.5		15.4		14.9		3.4
Selling expenses	7.0		8.1		(13.6)		12.9		16.1		(19.9)
Depreciation and amortization	9.4		9.6		(2.1)		18.6		19.8		(6.1)
Food and beverage service	0.5		0.8		(37.5)		1.1		1.4		(21.4)
Other	8.6		11.2		(23.2)		19.6		24.0		(18.3)
Fleet transition costs - CRJ-700	-		6.1		NM		-		6.1		NM
Fleet transition costs - Q200	5.2		3.2		NM		10.0		9.0		NM
Total Operating Expenses	146.7		172.8		(15.1)		298.7		363.9		(17.9)

Operating Income	11.2		16.1				6.0		2.2

Interest income	0.6		1.3				1.0		2.7
Interest expense	(5.2)		(5.7)				(11.1)		(11.4)
Interest capitalized	-		0.7				0.3		1.3
Other - net	(0.1)		0.2				(0.2)		0.2
	(4.7)		(3.5)				(10.0)		(7.2)

Income (Loss) Before Income Tax	$6.5		$12.6				$(4.0)		$(5.0)

Combined Operating Statistics: (a)
Revenue passengers (000)	1,694		1,913		(11.4)		3,240		3,765		(13.9)
RPMs (000,000) "traffic"	609		695		(12.4)		1,133		1,353		(16.3)
ASMs (000,000) "capacity"	828		944		(12.3)		1,615		1,886		(14.4)
Passenger load factor	73.6%		73.6%		0.0	pts	70.2%		71.7%		(1.5	) pts
Yield per passenger mile	25.48	¢	26.82	¢	(5.0)		26.44	¢	26.64	¢	(0.8)
Operating revenue per ASM	19.07	¢	20.01	¢	(4.7)		18.87	¢	19.41	¢	(2.8)
Passenger revenue per ASM	18.74	¢	19.75	¢	(5.1)		18.55	¢	19.11	¢	(2.9)
Operating expenses per ASM	17.72	¢	18.31	¢	(3.2)		18.50	¢	19.29	¢	(4.1)
Operating expense per ASM excluding fuel and CRJ-700 fleet transition costs (b)	15.18	¢	14.40	¢	5.4		15.60	¢	14.78	¢	5.5
GAAP fuel cost per gallon	$1.41		$1.79		(21.2)		$1.58		$2.27		(30.4)
Economic fuel cost per gallon (c)	$1.86		$3.33		(44.1)		$1.87		$3.05		(38.7)
Fuel gallons (000,000)	15.0		17.2		(12.8)		29.5		34.9		(15.5)
Average number of full-time equivalent employees	3,308		3,792		(12.8)		3,345		3,822		(12.5)
Aircraft utilization (blk hrs/day)	8.3		8.5		(2.4)		8.3		8.4		(1.2)
Operating fleet at period-end	55		65		(10	) a/c	55		65		(10	) a/c

NM = Not Meaningful

(a) Represents combined information for all Horizon flights, including those operated under a Capacity Purchase Agreement (CPA) with Alaska. See page 11 for additional line of business information.
(b) See page 11 for a reconciliation of these non-GAAP measures and a discussion about why these measures may be important to investors.
(c) See page 12 for a reconciliation of economic fuel cost.

Note A: Pursuant to Regulation G, we are providing disclosure of the reconciliation of reported non-GAAP financial measures to their most directly comparable financial measures reported on a GAAP basis. We believe that consideration of this measure of unit costs excluding fuel, purchased capacity costs, and other noted items may be important to investors for the following reasons:

•  By eliminating fuel expense and certain special items from our unit cost metrics, we believe that we have better visibility into the results of our non-fuel cost-reduction initiatives. Our industry is highly competitive and is characterized by high fixed costs, so even a small reduction in non-fuel operating costs can result in a significant improvement in operating results. In addition, we believe that all domestic carriers are similarly impacted by changes in jet fuel costs over the long run, so it is important for management (and thus investors) to understand the impact of (and trends in) company-specific cost drivers such as labor rates and productivity, airport costs, maintenance costs, etc., which are more controllable by management.

•  Cost per ASM excluding fuel and certain special items is one of the most important measures used by managements of both Alaska and Horizon and by the Air Group Board of Directors in assessing quarterly and annual cost performance.

•  Cost per ASM excluding fuel (and other items as specified in our plan documents) is an important metric for the employee incentive plan that covers company management and certain other employee groups.

•  Cost per ASM excluding fuel and certain special items is a measure commonly used by industry analysts, and we believe it is teh bases by which they compare our airlines to others in the industry. The measure is also the subject of frequent questions from investors.

•  Disclosure of the individual impact of certain noted items provides investors the ability to measure and monitor performance both with and without these special items. We believe that disclosing the impact of certain items, such as new pilot contract transition costs and fleet transition costs, is important because it provides information on significant items that are not necessarily indicative of future performance. Industry analysts and investors consistently measure our performance without these items for better comparability between periods and among other airlines.

•  Although we disclose our “mainline” passenger unit revenues for Alaska, we do not (nor are we able to) evaluate mainline unit revenues excluding the impact that changes in fuel costs have had on ticket prices. Fuel expense represents a large percentage of our total mainline operating expenses. Fluctuations in fuel prices often drive changes in unit revenues in the mid-to-long term. Although we believe it is useful to evaluate non-fuel unit costs for the reasons noted above, we would caution readers of these financial statements not to place undue reliance on unit costs excluding fuel as a measure or predictor of future profitability because of the significant impact of fuel costs on our business.

The following tables reconcile our non-GAAP financial measures to the most directly comparable GAAP financial measures for both Alaska Airlines, Inc. and Horizon Air Industries, Inc.:

Alaska Airlines, Inc.
(in millions, except for per ASM unit information)

	Three Months Ended June 30,		Six Months Ended June 30,
Mainline unit cost reconciliations:	2009	2008	2009	2008
Mainline operating expenses	$624.3	$644.3	$1,221.0	$1,338.4
Mainline ASMs	5,852	6,238	11,372	12,322

Mainline operating expenses per ASM	10.67 ¢	10.33 ¢	10.74 ¢	10.86 ¢

Mainline operating expenses	$624.3	$644.3	$1,221.0	$1,338.4
Less: aircraft fuel, including hedging gains and losses	(107.4)	(151.2)	(239.3)	(384.9)
Less: new pilot contract transition costs	(35.8)	-	(35.8)	-
Less: fleet transition costs - MD-80	-	(26.0)	-	(26.0)
Mainline operating expenses excluding fuel and special items	$481.1	$467.1	$945.9	$927.5
Mainline ASMs	5,852	6,238	11,372	12,322
Mainline operating expenses per ASM excluding fuel and special items	8.22 ¢	7.49 ¢	8.32 ¢	7.53 ¢

	Three Months Ended June 30,		Six Months Ended June 30,
Reconciliation to GAAP income before taxes :	2009	2008	2009	2008
Income (loss) before taxes, excluding mark-to-market hedging gains (losses), new pilot contract transition costs and fleet transition costs	$44.9	$(15.6)	$18.3	$(55.2)
New pilot contract transition costs	(35.8)	-	(35.8)	-
Fleet transition costs - MD-80	-	(26.0)	-	(26.0)
Adjustments to reflect timing of gain recognition resulting from
mark-to-market accounting on fuel hedges	33.0	128.9	41.3	128.7
GAAP income before taxes as reported	$42.1	$87.3	$23.8	$47.5

Horizon Air Industries, Inc.
(in millions, except for per ASM unit information)
	Three Months Ended June 30,		Six Months Ended June 30,
Unit cost reconciliations:	2009	2008	2009	2008
Operating expenses	$146.7	$172.8	$298.7	$363.9
ASMs	828	944	1,615	1,886

Operating expenses per ASM	17.72 ¢	18.31 ¢	18.50 ¢	19.29 ¢

Operating expenses	$146.7	$172.8	$298.7	$363.9
Less: aircraft fuel, including hedging gains and losses	(21.0)	(30.8)	(46.8)	(79.1)
Less: fleet transition costs - CRJ-700	-	(6.1)	-	(6.1)

Operating expenses excluding fuel and CRJ-700 fleet transition costs	$125.7	$135.9	$251.9	$278.7
ASMs	828	944	1,615	1,886

Operating expenses per ASM excluding fuel and CRJ-700 fleet transition costs	15.18 ¢	14.40 ¢	15.60 ¢	14.78 ¢

Unit cost reconciliations-excluding all fleet transition costs:
Operating expenses	$146.7	$172.8	$298.7	$363.9
Less: aircraft fuel, including hedging gains and losses	(21.0)	(30.8)	(46.8)	(79.1)
Less: fleet transition costs - CRJ-700	-	(6.1)	-	(6.1)
Less: fleet transition costs - Q200	(5.2)	(3.2)	(10.0)	(9.0)

Operating expenses excluding fuel and all fleet transition costs	$120.5	$132.7	$241.9	$269.7
ASMs	828	944	1,615	1,886

Operating expenses per ASM excluding fuel and all fleet transition costs	14.55 ¢	14.06 ¢	14.98 ¢	14.30 ¢

Reconciliation to GAAP income (loss) before taxes:
Loss before taxes, excluding mark-to-market fuel hedging gains (losses) and CRJ-700 fleet transition costs	$(0.3)	$(7.7)	$(12.5)	$(26.2)
Fleet transition costs - CRJ-700	-	(6.1)	-	(6.1)
Adjustments to reflect timing of gain recognition resulting from
mark-to-market accounting on fuel hedges	6.8	26.4	8.5	27.3
GAAP income (loss) before taxes as reported	$6.5	$12.6	$(4.0)	$(5.0)

Line of Business Information:
Horizon brand flying includes those routes in the Horizon system not covered by the Alaska Capacity Purchase Agreement (CPA). Horizon bears the revenue risk in those markets and, as a result, traffic, yield and load factor impact revenue recorded by Horizon. In the CPA arrangement, Horizon is insulated from market revenue factors and is guaranteed contractual revenue amounts based on operational capacity. As a result, yield and load factor information is not presented.

	Three Months Ended June 30, 2009

	Capacity and Mix				Load Factor		Yield			RASM
	2009 Actual (000,000)	2008 Actual (000,000)	Change Y-O-Y	Current % Total	Actual	Point Change Y-O-Y	Actual		Change Y-O-Y	Actual		Change Y-O-Y
Brand Flying	488	570	(14.4%)	59%	72.9%	1.6	25.76	¢	(2.9%)	19.33	¢	(0.1%)
Alaska CPA	340	374	(9.1%)	41%	NM	NM	NM		NM	18.69	¢	(11.1%)
System Total	828	944	(12.3%)	100%	73.6%	0.0	25.48	¢	(5.0%)	19.07	¢	(4.7%)

	Six Months Ended June 30, 2009

	Capacity and Mix				Load Factor		Yield			RASM
	2009 Actual (000,000)	2008 Actual (000,000)	Change Y-O-Y	Current % Total	Actual	Point Change Y-O-Y	Actual		Change Y-O-Y	Actual		Change Y-O-Y
Brand Flying	976	1,168	(16.4%)	60%	69.2%	-	26.39	¢	1.3%	18.79	¢	1.5%
Alaska CPA	639	718	(11.0%)	40%	NM	NM	NM		NM	18.99	¢	(9.1%)
System Total	1,615	1,886	(14.4%)	100%	70.2%	(1.5)	26.44	¢	(0.8%)	18.87	¢	(2.8%)

NM= Not Meaningful

Alaska Airlines Fuel Reconciliation
(in millions, except for per gallon amounts)

	Three Months Ended June 30,
	2009		2008
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$132.3	$1.73	$326.6	$3.78
Minus gains, or plus the losses, during the period on settled hedges	8.1	0.11	(46.5)	(0.54)
Economic fuel expense	$140.4	$1.84	$280.1	$3.24
Adjustments to reflect timing of gain or loss recognition resulting from mark-to-market accounting	(33.0)	(0.43)	(128.9)	(1.49)
GAAP fuel expense	$107.4	$1.41	$151.2	$1.75
Fuel gallons	76.5		86.4

	Six Months Ended June 30,
	2009		2008
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$251.1	$1.68	$584.3	$3.39
Minus gains, or plus the losses, during the period on settled hedges	29.5	0.20	(70.7)	(0.41)
Economic fuel expense	$280.6	$1.88	$513.6	$2.98
Adjustments to reflect timing of gain or loss recognition resulting from mark-to-market accounting	(41.3)	(0.28)	(128.7)	(0.75)
GAAP fuel expense	$239.3	$1.60	$384.9	$2.23
Fuel gallons	149.8		172.3

Horizon Air Fuel Reconciliation
(in millions, except for per gallon amounts)

	Three Months Ended June 30,
	2009		2008
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$26.2	$1.75	$66.7	$3.88
Minus gains, or plus the losses, during the period on settled hedges	1.6	0.11	(9.5)	(0.55)
Economic fuel expense	$27.8	$1.86	$57.2	$3.33
Adjustments to reflect timing of gain or loss recognition resulting from mark-to-market accounting	(6.8)	(0.45)	(26.4)	(1.54)
GAAP fuel expense	$21.0	$1.41	$30.8	$1.79
Fuel gallons	15.0		17.2

	Six Months Ended June 30,
	2009		2008
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$49.3	$1.67	$120.9	$3.46
Minus gains, or plus the losses, during the period on settled hedges	6.0	0.20	(14.5)	(0.41)
Economic fuel expense	$55.3	$1.87	$106.4	$3.05
Adjustments to reflect timing of gain or loss recognition resulting from mark-to-market accounting	(8.5)	(0.29)	(27.3)	(0.78)
GAAP fuel expense	$46.8	$1.58	$79.1	$2.27
Fuel gallons	29.5		34.9

Glossary of Financial Terms

ASM - available seat miles, or “capacity” – represents total seats available across the fleet multiplied by the number of miles flown

RPM – revenue passenger miles, or “traffic” – the number of those available seats that were filled with paying passengers; one passenger traveling one mile is one RPM

RASM - total operating revenue divided by ASMs; operating revenue includes all passenger revenue, freight & mail, Mileage Plan, and other ancillary revenue; commonly called “unit revenue” and represents the average total revenue for flying one seat one mile

PRASM – passenger revenue per ASM; commonly called “passenger unit revenue”

Yield – passenger revenue per RPM; this represents the average revenue for flying one passenger one mile

CASM – total operating costs per ASM; this represents all operating expenses including fuel and special items; commonly called “unit cost”

CASMex – operating costs excluding fuel and special items per ASM; this metric is used to help track progress toward reduction of non-fuel operating costs since fuel is largely out of our control

Economic fuel – best estimate of the cash cost of fuel, net of the impact of our fuel-hedging program

Mainline – represents flying on Alaska jets and all associated revenues and costs

Purchased Capacity Flying – represents operations whereby Horizon and, to a much lesser extent, another small carrier in the state of Alaska fly certain routes for Alaska using Horizon’s or the other carrier’s fleets